                                                                    EXHIBIT 10.1


                        10,000,000 Preferred Securities

                             SUIZA CAPITAL TRUST II

                 5 1/2% Trust Convertible Preferred Securities
              (Liquidation Preference $50 per Preferred Security)
                       guaranteed to a limited extent by,
                     and convertible into Common Stock of,

                            SUIZA FOODS CORPORATION

                         REGISTRATION RIGHTS AGREEMENT


                                                                  March 24, 1998


DONALDSON, LUFKIN & JENRETTE
      SECURITIES CORPORATION
BEAR, STEARNS & CO. INC.
J.P. MORGAN SECURITIES, INC.
c/o Donaldson, Lufkin & Jenrette
          Securities Corporation
277 Park Avenue
New York, New York  10172



Ladies and Gentlemen:

         Suiza Capital Trust II, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), and Suiza Foods Corporation, a Delaware corporation, as depositor of the Trust and as guarantor (the "Company"), proposes to issue and sell to the Initial Purchasers (as defined herein), upon the terms set forth in the Purchase Agreement (as defined) an aggregate of 10,000,000 and, at the election of the Purchasers, up to an additional 2,000,000 of 5 1/2% Trust Convertible Preferred Securities (liquidation amount $50 per preferred security) (the "Preferred Securities") of the Trust. The Preferred Securities are guaranteed on a



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subordinated basis by the Company as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement (the "Guarantee") between the Company and Wilmington Trust Company, as guarantee trustee, and may be converted or exchanged under certain circumstances into 5 1/2% Convertible Subordinated Debentures due 2028 of the Company (the "Debentures") held by the Trust and then into Common Stock, par value $0.01 per share ("Common Stock"), of the Company. The Preferred Securities, the Debentures, the Guarantee and the Common Stock issuable upon conversion or exchange of the Preferred Securities and/or the Debentures are referred to collectively as the "Securities." As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Trust and the Company each agree with the Initial Purchasers for the benefit of the Initial Purchasers and Holders (as defined) as follows:

1.       DEFINITIONS.

         (a) Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Purchase Agreement. As used in this Registration Rights Agreement (as defined), the following defined terms shall have the following meanings:

         "ACT" or "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules promulgated thereunder.

         "AFFILIATE" of any specified person means any other person which, directly or indirectly is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "COMMISSION" means the Securities and Exchange Commission.

         "DECLARATION" means the Amended and Restated Declaration of Trust, dated as of March 24, 1998, among Suiza Foods Corporation, as Depositor, Wilmington Trust Company, as Trustee, Wilmington Trust Company, as Delaware Trustee, and the Company Trustees named therein, relating, among other things, to the Preferred Securities, as amended and supplemented from time to time in accordance with its terms.

         "DTC" means the Depository Trust Company.





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         "EFFECTIVENESS PERIOD" has the meaning assigned thereto in Section
2(b)(i).

         "EFFECTIVE TIME" means the date on which the Commission declares the Shelf Registration Statement effective or on which the Shelf Registration Statement otherwise becomes effective.

         "ELECTING HOLDER" has the meaning assigned thereto in Section
3(a)(iii).

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

         "HOLDER" means, when used with respect to any Security, the holder from time to time of such Security, including the Initial Purchasers. For all purposes of this Agreement, the Company shall be entitled to treat the record owner of a Security as the beneficial owner of such Security unless the Company has been given written notice of the existence and identity of a different beneficial owner.

         "INDENTURE" means the Indenture, dated as of March 24, 1998, between the Company and Wilmington Trust Company, as indenture trustee, as amended and supplemented from time to time in accordance with its terms.

         "INITIAL PURCHASERS" means the Initial Purchasers named in Schedule I to the Purchase Agreement.

         "MANAGING UNDERWRITERS" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, conducted pursuant to Section 6.

         "NASD RULES" means the rules of the National Association of Securities Dealers, Inc., as amended.

         "NOTICE AND QUESTIONNAIRE" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

         "PERSON" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.





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         "PROSPECTUS" means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act) included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act to the extent incorporated by reference therein.

         "PURCHASE AGREEMENT" means the Purchase Agreement dated March , 1998 among the Initial Purchasers, the Trust and the Company.

         "REGISTRABLE SECURITIES" means all or any portion of the Securities issued from time to time; provided, however, that a Security ceases to be a Registrable Security when it is no longer a Restricted Security.

         "RESTRICTED SECURITY" means any Security except any such Security which (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to Rule 144(k) (or any successor provision thereto), (iii) has been sold in compliance with Regulation S under the Securities Act (or any successor thereto) and does not constitute the unsold allotment of a distributor within the meaning of Regulation S under the Securities Act, or (iv) has otherwise been transferred and after such transfer is not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with the terms of the Declaration or the Indenture, as the case may be.

         "RULES" means the published rules of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

         "SECURITIES" has the meaning assigned thereto in the first paragraph hereof.

         "SHELF REGISTRATION" means a registration effected pursuant to Section
2.

         "SHELF REGISTRATION STATEMENT" means a "shelf" registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities





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Act and/or any similar rule that may be adopted by the Commission, filed by the
Company and the Trust pursuant to the provisions of Section 2, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

         "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, as the same shall be amended from time to time.

         "UNDERWRITER" means any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

         (b) Wherever there is a reference in this Agreement to a percentage of the "principal amount" of Registrable Securities or to a percentage of Registrable Securities, the Preferred Securities and the Debentures issuable upon conversion or exchange of the Preferred Securities will be treated as the same class of Securities and Common Stock shall be treated as representing the liquidation amount of Preferred Securities or the principal amount of Debentures that was surrendered for conversion or exchange in order to receive such number of shares of Common Stock.

2.       SHELF REGISTRATION.

         (a) The Company and the Trust shall, within 90 calendar days following the first Time of Delivery (as defined in the Purchase Agreement), file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities and, thereafter, each of the Company and the Trust shall use its best efforts to cause such Shelf Registration Statement to be declared effective under the Act within 150 calendar days after the first Time of Delivery; provided, however, that no Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Holder is an Electing Holder.

         (b)     Each of the Company and the Trust shall use its best efforts:

                             (i)           To keep the Shelf Registration
                 Statement continuously effective (subject to any Suspension Period (as defined)) in order to permit the Prospectus to be usable by Electing Holders for resales of Registrable Securities for a period that will terminate upon the earlier of the following: (1) when all of





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                 the Preferred Securities covered by the Shelf Registration
                 Statement have been sold pursuant to the Shelf Registration Statement; (2) when all of the Debentures issued to Holders in respect of Preferred Securities that had not been sold pursuant to the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement; (3) when all of the shares of Common Stock issued upon conversion of any such Preferred Securities or any such Debentures that have not been sold pursuant to the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement; and (4) when, in written opinion of counsel to the Trust and the Company, all outstanding Registrable Securities held by persons which are not affiliates of the Trust or the Company may be resold without registration under the Act pursuant to Rule 144(k) under the Act or any successor provision thereto (in any such case, such period being called the "Effectiveness Period").

                            (ii) After the Effective Time of the Shelf Registration Statement, as promptly as practicable upon the request of any Holder that is not then an Electing Holder identified as a selling securityholder in the Prospectus at the Effective Time, to take any action reasonably necessary to enable such Holder to use the Prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action reasonably necessary to identify such Holder as a selling securityholder in the Shelf Registration Statement; provided, however, that nothing in this Section 2(b) shall relieve such Holder of the obligation to return a completed and signed Notice and Questionnaire to the Trust and the Company in accordance with Section 3(a)(ii) and to provide to the Trust and the Company, in writing, any information with respect to such Holder or the Registrable Securities held by such Holder as is, in the reasonable opinion of counsel to the Trust or the Company, required under applicable law to enable such Holder to use such Prospectus for resales of such Registrable Securities; and

                           (iii) If at any time prior to the end of the Effectiveness Period, the Preferred Securities and/or Debentures are convertible into securities other than Common Stock, the Company and the Trust shall, or shall cause any successor under the Declaration to, cause such securities to be included in the Shelf Registration Statement no later than the date on which the Preferred Securities and/or Debentures may then be convertible into such securities.





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         (c)     If (i) on or prior to the date 90 days after the Closing Date a Shelf Registration Statement has not been filed with the Commission or (ii) on or prior to the date 150 days after the Closing Date such Shelf Registration Statement has not been declared effective (each such event, a "Registration Default"), additional interest ("Liquidated Damages") will accrue on the Debentures, and, accordingly, additional distributions will accrue on the Preferred Securities, from and including the day following such Registration Default until such date as the Shelf Registration Statement is filed or declared effective, as the case may be. Liquidated Damages will be paid quarterly in arrears (subject to the Company's right to defer the payment of Liquidated Damages during any Extension Period (as defined in the Indenture)), with the first quarterly payment due on the first interest or distribution payment date, as applicable, following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount or liquidation amount, as applicable, to and including the 90th day following such Registration Default and one-half of one percent (0.50%) thereof from and after the 91st day following such Registration Default. In the event that the Shelf Registration Statement ceases to be effective or use of the prospectus related thereto is suspended during the Effectiveness Period for more than 90 days, whether or not consecutive, during any 12-month period, then the interest rate borne by the Debentures and the distribution rate borne by the Preferred Securities will each increase by an additional one-half of one percent (0.50%) per annum from the 91st day of the applicable 12-month period such Shelf Registration Statement ceases to be effective until such time as the earlier to occur of (i) the Shelf Registration Statement again becomes effective or the use of the prospectus related thereto is no longer suspended and (ii) the end of the Effectiveness Period.

         (d) Each of the Company and the Trust shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the Effectiveness Period if either the Trust or the Company voluntarily takes any action that would result in Electing Holders not being able to offer and sell any of their Registrable Securities during such period, unless (i) such action is required by applicable law or (ii) upon the occurrence of any event contemplated by Section 3(d)(ii)(3) (even if such event results from a voluntary action of the Company or is within the control of the Company), and such action is taken by the Trust or the Company in good faith and for valid business reasons or (iii) the continued effectiveness of the Shelf Registration Statement would require the Company to disclose a material financing, acquisition or other corporate development, and the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer and/or the General Counsel shall have determined in good faith that such disclosure is not in the best interests of the Company and its stockholders, and, in the case of clause
(ii) above, the Trust and the Company thereafter promptly comply with the requirements of Section 3(j) below. Any such period during which





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the Company and the Trust are permitted to suspend the effectiveness of the
Shelf Registration Statement is referred to herein as the "Suspended Period."

3.       REGISTRATION PROCEDURES.

         In connection with the Shelf Registration Statement, the following provisions shall apply:

         (a)              (i)     The Company shall not be required to take any
                 action to name such Holder as a selling securityholder in the Shelf Registration Statement or to enable such Holder to use the Prospectus for resales of Registrable Securities until such Holder has returned a completed and signed Notice and Questionnaire to the Company and the Trust and provided to the Trust and the Company in writing such information with respect to such Holder or the Registrable Securities held by such Holder as is, in the reasonable opinion of counsel to the Trust or the Company, required to enable such Holder to use the Prospectus for resales of Registrable Securities.

                          (ii) Not less than 30 calendar days prior to the Effective Time of the Shelf Registration Statement, the Company or the Trust shall mail the Notice and Questionnaire to each Holder. No Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no Holder shall be entitled to use the Prospectus for resales of Registrable Securities at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company and the Trust and provided to the Trust and the Company in writing such information with respect to such Holder of the Registrable Securities held by such Holder as is, in the reasonable opinion of counsel to the Trust or the Company, required to enable such Holder to use the Prospectus for resales of Registrable Securities; provided, however, only Holders who have completed and returned the Notice and Questionnaire and provided any such additional information requested of such Holder to the Company on or before the day that is ten days prior to the Effective Time shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time.

                          (iii) The term "Electing Holder" shall mean any Holder that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(i) or 3(a)(ii) and provided to the Trust and the





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                 Company such information with respect to such Holder or the
                 Registrable Securities held by such Holder as is, in the reasonable opinion of counsel to the Trust or the Company, required to enable such Holder to use the Prospectus for resales of Registrable Securities.

         (b) The Company and the Trust shall furnish to each Electing Holder, prior to the Effective Time, a copy of the Shelf Registration Statement initially filed with the Commission, and shall reasonably promptly furnish to such Holders, copies of each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein and shall consider in good faith for inclusion in each such document at the Effective Time such comments as such Holders or their counsel reasonably may propose; provided, however, that the Company's obligations set forth in this Section 3(b) shall not require the Company to delay or postpone the Effective Time or prevent the Company from otherwise requesting the acceleration of the effectiveness of the Shelf Registration Statement.

         (c) The Company and the Trust shall as promptly as practicable take such action as may be necessary so that (i) each of the Shelf Registration Statement and any amendment thereto and the Prospectus and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act, (ii) each of the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) each of the Prospectus forming part of the Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (d)              (i)     The Company shall promptly advise the Initial
                 Purchasers and, in the case of clause (1), the Electing Holders and, if requested by the Initial Purchasers or any such Electing Holder, confirm such advice in writing:

                                  (1)      when the Shelf Registration
                          Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; and





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                                  (2)      of any request by the Commission for
                          amendments or supplements to the Shelf Registration Statement or the Prospectus or for additional information.

                          (ii) The Company shall promptly advise each Electing Holder of:

                                  (1)      the issuance by the Commission of
                          any stop order suspending the effectiveness of the Shelf Registration Statement or, if the Company becomes aware of such, the initiation of any proceedings for such purpose;

                                  (2)      the receipt by the Company or the
                          Trust of any notification with respect to the suspension of the qualification of the securities included in the Shelf Registration Statement for sale in any jurisdiction or, if the Company becomes aware of such, the initiation of any proceeding for such purpose; and

                                  (3)      the happening of any event that
                          requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, such Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

         (e) The Company and the Trust shall each use its best efforts to prevent the issuance and, if issued, to obtain the withdrawal, of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible time.

         (f) The Company and the Trust shall furnish to each Electing Holder, without charge, at least one copy of the Shelf Registration Statement and all post-effective amendments thereto, including financial statements and schedules included therein, and, if such Holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement.





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         (g)     The Company and the Trust shall, during the Effectiveness
Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such Electing Holder may reasonably request; and the Company and the Trust each consents (except during the continuance of any event described in Section 3(d)(ii)(3) or during any Suspension Period) to the use of the Prospectus by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus during the Effectiveness Period.

         (h) Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company and the Trust shall (i) register or qualify or cooperate with the Electing Holders and their respective counsel in connection with the registration of qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as any Electing Holder may reasonably request, (ii) keep such registrations or qualifications in effect (subject to any Suspension Period) and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Electing Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to the Shelf Registration Statement, and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdiction of such Registrable Securities; provided, however, that in no event shall the Company or the Trust be obligated to (1) qualify generally to do business or as a foreign corporation or as a dealer in securities in any jurisdiction where each would not otherwise be required to so qualify but for this Section 3(h), (2) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject or (iii) subject itself to taxation in any jurisdiction where it is not otherwise so subject.

         (i) Unless any Registrable Securities shall be in book-entry only form, the Company and the Trust shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Shelf Registration Statement free of any restrictive legends and in such permitted denominations and registered in such names as Electing Holders may request in connection with the sale of Registrable Securities pursuant to the Shelf Registration Statement.

         (j) Upon the occurrence of any event contemplated by Section 3(d)(ii)(3), the Company and the Trust shall as promptly as practicable prepare a post-effective amendment or supplement to the Shelf Registration Statement or the Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not





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include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except, in each case, for an untrue statement of a material fact or omission of a material fact made in reliance on and in conformity with written information furnished to the Trust or the Company by or on behalf of any Electing Holders). Upon receipt of written notice from the Company or the Trust of the occurrence of any event contemplated by Section 3(d)(ii)(3) or of any Suspension Period, each Holder shall forthwith discontinue disposition of Registrable Securities (and shall cause its agents and representatives to discontinue such disposition) until such Holder has received copies of the supplemental or amended Prospectus required by this Section 3(j), or until such Holder is advised by the Company or the Trust that the use of the Prospectus may be resumed and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies then in such Holder's possession (and in the possession of such Holder's agents and representatives) of the Prospectus covering such Registrable Securities current at the time of such notice.

         (k) Not later than the Effective Time, the Company and the Trust shall each provide a CUSIP number for the Preferred Securities registered under such Shelf Registration Statement; in the event of and at the time of any distribution of the Debentures to Holders, the Company and the Trust shall provide a CUSIP number for the Debentures and provide the applicable trustees with certificates for such Registrable Securities, in a form eligible for deposit with DTC.

         (l) The Company and the Trust shall each use its best efforts to comply with all applicable Rules, and to make generally available to its securityholders as soon as they become available, but in any event not later than 15 months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Shelf Registration Statement, (ii) the effective date of each post effective amendment to the Shelf Registration Statement and
(iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Shelf Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

         (m) Each of the Company and the Trust shall use their respective reasonable best efforts to cause the Indenture, the Declaration and the Guarantee to be qualified under the Trust Indenture Act in a timely manner.





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         (n)     In the event of an underwritten offering conducted pursuant to
Section 6, the Company and the Trust shall, if requested, as promptly as practicable include or incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as the Managing Underwriters reasonably agree should be included therein and to which the Company does not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

         (o) The Company and the Trust shall enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering conducted pursuant to Section 6) and take all other appropriate action in order to expedite and facilitate the registration and disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures reasonably similar to those set forth in Section 5 with respect to all parties to be indemnified pursuant to Section 5.

         (p)     The Company and the Trust shall:

                          (i)(1) make reasonably available for inspection by Electing Holders, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant, expert or other agent retained by such Holders or any such underwriter all relevant financial and other records, pertinent corporate or other documents and properties of the Company, its subsidiaries and the Trust, and
                 (2) cause the officers, directors, employees, trustees and agents of the Company and the Trust to supply all information reasonably requested by such Holders or any such underwriter, attorney, accountant, expert or agent in connection with the Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that each Electing Holder and its representatives and agents shall execute an agreement (in form reasonably acceptable to the Company) providing that all records, information and documents provided by the Company and the Trust, in good faith, as confidential shall be kept confidential by such Holders and any such underwriter, attorney, accountant, expert or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and





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                 information gathering would, in the Company's reasonable
                 judgment, disrupt the Company's conduct of its business, such inspection and information gathering shall be coordinated on behalf of the Electing Holders and the other parties entitled thereto by one counsel designated by and on behalf of Electing Holders and other parties;

                          (ii) in connection with any underwritten offering conducted pursuant to Section 6, enter into such agreements (including underwriting agreements) and make such representations and warranties to the Holders participating in such underwritten offering and to the Managing Underwriters, in form, substance and scope as are customarily entered into and made by the Company and the Trust to underwriters in primary underwritten offerings of equity and convertible preferred and debt securities and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                          (iii) in connection with any underwritten offering conducted pursuant to Section 6, obtain opinions of counsel to the Company and the Trust (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters) addressed to each Holder participating in such underwritten offering and the underwriters, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters (it being agreed that the matters to be covered by such opinions shall include, without limitation, as of the date of the opinion and as of the Effective Time of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, a statement that such counsel is not aware that the Shelf Registration Statement and the Prospectus, including the documents incorporated by reference therein, includes an untrue statement of a material fact or omits a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                          (iv) in connection with any underwritten offering conducted pursuant to Section 6, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company and the Trust, addressed to each Holder participating in such underwritten offering (if such Holder has provided such letter, representations or documentation, if any, required for such "cold comfort" letter to be so addressed) and the underwriters, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and

                          (v) deliver such documents and certificates as may be reasonably requested by any Holders participating in such underwritten offering and the Managing Underwriters, if any, including, without limitation, certificates to evidence compliance with Section 3(j) and with any conditions contained in the underwriting agreement or other agreements entered into by the Company and the Trust.

         (q) Each of the Company and the Trust will use its best efforts to cause the Common Stock issuable upon conversion of the Preferred Securities and/or Debentures to be listed, subject to official notice of issuance, on the New York Stock Exchange or other stock exchange or trading system on which the Common Stock primarily trades on or prior to the Effective Time of the Shelf Registration Statement hereunder.

         (r) Each of the Company and the Trust shall use their respective best efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

         (s) Upon receipt of written notice from the Company that a Suspension Period is in effect, each Holder shall forthwith discontinue (and shall cause its agents and representatives to discontinue) disposition of Registrable Securities until such Holder has received copies of the supplemental or amended Prospectus required by Section 3(j), or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies then in such Holder's possession (and in the possession of such Holder's agents and representatives), of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

4.       REGISTRATION EXPENSES.

         The Company and the Trust shall bear all fees and expenses customarily borne by issuers in a non-underwritten secondary offering by selling securityholders or in an underwritten offering, as the case may be, incurred in connection with the performance of its obligations under Sections 2, 3 and 6. In addition, in the event of an underwritten offering of Registrable Securities conducted pursuant to Section 6, or if in any other event the Company requires that inspection and information gathering be coordinated by counsel for the Electing Holders as provided in Section 3(p)(i), the Company shall pay the reasonable fees and expenses of one counsel selected by the Electing Holders of not less than 25% of the principal amount of Registrable Securities to be included in such underwritten offering (or, in any such other event, included in the Shelf Registration Statement) to represent them.

5.       INDEMNIFICATION AND CONTRIBUTION.

         (a) Indemnification by the Company. Upon the registration of the Registrable Securities pursuant to Section 2, and in consideration of the agreements of the Electing Holders and any underwriters, selling agents or other securities professionals contained in Section 5(b), the Company and the Trust jointly and severally shall, and each hereby agrees to, indemnify and hold harmless each Electing Holder and each underwriter, selling agent or other securities professional, if any, that participates in or facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Electing Holder, underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an "INDEMNIFIED PERSON"), from and against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act, or any Prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company and the Trust hereby agree to reimburse such Indemnified Person for any reasonable legal or other out-of-pocket expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company or the Trust shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or the Trust by such Indemnified Person expressly for use therein. Notwithstanding the foregoing, the Trust and the Company shall not be liable to the extent that such losses, claims, damages or liabilities arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission in a Prospectus if the Trust or the Company shall have demonstrated that (i) such untrue statement or omission or alleged untrue statement or omission is corrected in an amendment or supplement to such Prospectus and (ii) having previously been informed by or on behalf of the Trust or the Company of such untrue statement or alleged untrue statement or omission or alleged omission and having been timely furnished by or on behalf of the Trust or the Company with the requisite quantity of the Prospectus as amended or supplemented, such Indemnified Person thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale to the person who purchased a Registrable Security from such Indemnified Person and who is asserting such losses, claims, damages or liabilities.

         (b) Indemnification by the Holders and any Agents and Underwriters. Each Electing Holder agrees, as a consequence of the inclusion of any of such Holder's Registrable Securities in such Shelf Registration Statement, and each underwriter, selling agent or other securities professional, if any, which participates in or facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company and the Trust, their respective directors, trustees, agents and officers who sign any Shelf Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively referred to as the "INDEMNIFIED PARTY"), against any losses, claims, damages or liabilities to which the Company, the Trust or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement or Prospectus, or any amendment or supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or the Trust by such Holder, underwriter, selling agent or other securities professional expressly for use therein, and (ii) reimburse the Company and the Trust for any reasonable legal or other out-of-pocket expenses reasonably incurred by the Company and the Trust in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Notices of Claims, Etc. If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Person under Section 5(a) or an Indemnified Party under Section 5(b) (collectively referred to as the "INDEMNIFIED HOLDER") in respect of which indemnity may be sought, such Indemnified Holder shall promptly notify the indemnifying Company and Trust under Section 5(a) and the indemnifying Electing Holders under Section 5(b) (collectively the "INDEMNIFYING PARTY") in writing (provided that the failure to give such notice shall not relieve the Indemnifying Party of its obligations pursuant to this Agreement unless and only to the extent that the Indemnifying Party has been materially prejudiced by such failure), and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified
Holder and the payment of all expenses in connection therewith.   Such
Indemnified Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be the expense of such Indemnified Holder unless
(i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding in a timely fashion or has failed to employ counsel reasonably satisfactory to such Indemnified Holder in any such action or proceeding or
(iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Holder and the Indemnifying Party, and such Indemnified Holder shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Holder that are different from or additional to those available to the Indemnifying Party or that a conflict of interest may exist between the Indemnified Holder and the Indemnifying Party. If such Indemnified Holder notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party as permitted by the provisions of the preceding sentence, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Holder. The foregoing notwithstanding, the Indemnifying Party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holder and any other Indemnified Holders (which firm shall be designated in writing by a majority of such Indemnified Holders) in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances and all such fees and expenses shall be reimbursed as they are incurred. The Trust and the Company shall not be liable for any loss, damage, liability or expense by reason of any settlement of any such action or proceeding effected without the Company's prior written consent, which consent shall not be unreasonably withheld, and the Indemnifying Party shall indemnify and hold harmless any Indemnified Holder from and against any loss, damage, liability or expense by reason of any settlement of any action or proceeding (i) effected with the written consent of the Indemnifying Party or
(ii) notwithstanding the foregoing, effected without its written consent if the settlement is entered into more than twenty business days after the Indemnifying Party shall have received a request from the Indemnified Holder for reimbursement of the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the Indemnifying Party) and, prior to the date of such settlement, the Indemnifying Party shall have failed to comply with such reimbursement request. No Indemnifying Party shall, without the written consent of the Indemnified Holder, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Holder is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnified Holder from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of, the Indemnified Holder.

         (d)     Contribution.  If the indemnification provided for in this
Section 5 is unavailable to an Indemnified Holder under Section 5(a) or (b) in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Holder as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of a party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or by such Indemnified Holder, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Electing Holders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. The obligations of the Electing Holders and any underwriters, selling agents or other securities professionals in this Section 5(d) to contribute shall be several in proportion to the percentage of principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) Limitations on Liability. Notwithstanding any other provision of this Section 5, in no event will any (i) Electing Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of such holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) underwriter, selling agent or other securities professional be required to undertake liability to any person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter, selling agent or other securities professional with respect to the Registrable Securities underwritten by it and distributed to the public.

         (f) Other Liabilities. The obligations of the Company and the Trust under this Section 5 shall be in addition to any liability which the Company and the Trust may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 5 shall be in addition to any liability which such Indemnified Person may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company, each Company Trustee of the Trust and to each person, if any, who controls the Trust and the Company within the meaning of the Act. The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

6.       UNDERWRITTEN OFFERING.

         Any Electing Holder of Registrable Securities who desires to do so may sell Registrable Securities (in whole or in part) in an underwritten offering; provided that (a) the Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities shall request such an offering and (b) at least such aggregate principal amount of such Registrable Securities shall be included in such offering; and, provided further, that the Company shall not be obligated to cooperate with more than one underwritten offering during the Effectiveness

Period. Upon receipt of such a request, the Company and the Trust shall provide all Holders of Registrable Securities written notice of the request, which notice shall inform such Holders that they have the opportunity to participate in the offering. In any such underwritten offering, the investment bank or banks and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto (including, subject to clause (b) above, the size of the offering) will be approved by the Holders of a majority of the Registrable Securities to be included in such offering; provided, however, that such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the Company and the Trust. No Holder may participate in any underwritten offering contemplated hereby unless (a) such Holder agrees to sell such Holder's Registrable Securities to be included in the underwritten offering in accordance with any approved underwriting arrangements, (b) such Holder completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements, and (c) if such Holder is not then an Electing Holder, such Holder returns a completed and signed Notice and Questionnaire to the Company and the Trust in accordance with Section 3(a)(2) (but in no event later than 10 days prior to commencement of the underwritten offering) and provides to the Trust and the Company, in writing, any information with respect to such Holder or the Registrable Securities held by such Holder as is, in the reasonable opinion of counsel to the Trust or the Company, required under applicable law to enable such Holder to use such Prospectus for resales of such Registrable Securities, each within a reasonable amount of time before such underwritten offering. The Holders participating in any underwritten offering shall be responsible for any underwriting discounts and commissions. The Company and the Trust shall pay all expenses customarily borne by issuers, including but not limited to filing fees, the fees and disbursements of its counsel and independent public accountants and any printing expenses incurred in connection with such underwritten offering. Notwithstanding the foregoing or the provisions of Section 3(n), upon receipt of a request from the Managing Underwriter or a representative of Holders of a majority of the Registrable Securities to be included in an underwritten offering to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, the Company and the Trust may delay the filing of any such amendment or supplement for up to 90 days if the Board of Directors of the Company shall have determined in good faith that the Company has a bona fide business reason for such delay.

7.       MISCELLANEOUS.

         (a) Other Registration Rights. The Company may grant registration rights that would permit any Person that is a third party the right to piggyback on any Shelf Registration

Statement, provided that if the Managing Underwriter of any underwritten offering conducted pursuant to Section 6 notifies the Company and the Electing Holders that the total amount of securities which the Electing Holders and the holders of such piggyback rights intend to include in any Shelf Registration Statement is such as to materially threaten the success of such offering (including the price at which such securities can be sold), then the amount, number or kind of securities to be offered for the account of holders of such piggyback rights will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, number and kind recommended by the Managing Underwriter prior to any reduction in the amount of Registrable Securities to be included in such Shelf Registration Statement.

         (b)     Amendments and Waivers.  This Agreement, including this
Section 7(b), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Company and the Holders of a majority in aggregate principal amount of Registrable Securities then outstanding. Each Holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this
Section 7(b), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

         (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                          (i) if to a Holder, at such address set forth on the record books of the Company or the Trust, as the case may be;

                          (ii) if to the Initial Purchasers, initially at the address set forth in the Purchase Agreement; and

                          (iii) if to the Company or the Trust, initially at its address set forth in the Purchase Agreement.

All such notices and communications shall be deemed to have duly given when received. The Initial Purchasers or the Company and the Trust by notice to the other may designate additional or different addresses for subsequent notices or communications.

         (d) Parties in Interest. The parties to this Registration Rights Agreement intend that all Holders of Registrable Securities shall be entitled to receive the benefits of this Registration Rights Agreement and that each Electing Holder shall be bound by the terms and provisions of this Registration Rights Agreement by reason of such election with respect to the Registrable Securities which are included in a Shelf Registration Statement. All the terms and provisions of this Registration Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any Holder from time to time of the Registrable Securities to the aforesaid extent. In the event that any transferee of any Holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if an Electing Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Registration Rights Agreement to the aforesaid extent.

         (e) Counterparts. This Registration Rights Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (f) Headings. The headings in this Registration Rights Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g) Governing Law. This Registration Rights Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

         (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     Please confirm that the foregoing correctly sets forth the agreement among the Company, the Trust and you.

                              Very truly yours,

                              SUIZA CAPITAL TRUST II


                              By: /s/ Joseph B. Armes
                                 ---------------------------------------------
                              Name: Joseph B. Armes                           ,
                                   -------------------------------------------
                                    as Administrative Trustee


                              SUIZA FOODS CORPORATION


                              By: /s/ Joseph B. Armes
                                 ---------------------------------------------
                              Name:  Joseph B. Armes
                                   -------------------------------------------
                              Title: Executive Vice President
                                   -------------------------------------------

         The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

DONALDSON, LUFKIN & JENRETTE
SECURITIES CORPORATION
BEAR, STEARNS & CO. INC.
J.P. MORGAN SECURITIES, INC.

         By:     Donaldson, Lufkin & Jenrette
                      Securities Corporation


                 By: /s/ Michael L. Crow
                     -------------------------------------------
                 Name: Michael L. Crow
                      ------------------------------------------
                 Title:    Senior Vice President
                       -----------------------------------------